FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial income:
Interest income	$ 2,053	$ 1,183	$ 2,341
Amortization/accretion of premium/discount on marketable securities, net	948	1,387	732
Gain on sales of securities	193	0	0
Exchange rate differences and other	0	0	214
Financial expenses:
Exchange rate differences and other	477	660	0
Institutions interest Expenses	73	0	72
Financial and other expenses, total	$ 2,644	$ 1,910	$ 3,215